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Prospectus Supplement
Oct. 15, 1999*

                                                     Prosp#           (MM/YY
Fund Name                                                            Printed)
Retail Funds:
AXP Cash Management Fund                            S-6320 N         (9/99)
AXP Tax-Free Money Fund                             S-6433 M         (2/99)


The following information has been added under the section titled "Valuing Fund Shares":

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The following information has been added under the section titled "Two ways to request an exchange or sale of shares":

Transactions Through Third Parties
You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund is not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from AEFA or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf.


S-6514 A  (10/99)
*Destroy -next prospectus update